SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 18, 2004

                              GLOBAL SIGNAL INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)

                       Commission File Number 001-32168

                                  65-0652634
                     (I.R.S. Employer Identification No.)

                           301 North Cattlemen Road
                                   Suite 300
                               Sarasota, Florida
                   (Address of principal executive offices)

                                     34232
                                  (Zip Code)

                                (941) 364-8886
                        (Registrant's telephone number)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         On November 18, 2004, Global Signal Inc. issued a press release announcing the pricing of approximately $293.8 million fixed-rate commercial mortgage pass-through certificates backed by a mortgage loan issued by Pinnacle Towers Acquisition Holdings LLC, a wholly-owned subsidiary of Global Signal. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01         EXHIBITS.

99.1     Press Release issued by Global Signal Inc. on November 18, 2004.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL SIGNAL INC.
                                            (Registrant)

                                       /s/ Ronald G. Bizick, II
                                       -----------------------------
                                       Ronald G. Bizick, II
                                       Executive Vice President of
                                       Corporate Development and Operations
Date: November 19, 2004

                                 EXHIBIT INDEX

Exhibit Number    Exhibit

99.1              Press Release issued by Global Signal Inc. on November 18,
                  2004.